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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):

September 1, 2000


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                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)


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
               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)
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ITEM 5.   Other Events

          On September 1, 2000, Intermedia Communications Inc. ("Intermedia") entered into a merger agreement (the "Merger Agreement") with WorldCom, Inc. ("WorldCom"). In connection with the execution of the Merger Agreement, WorldCom and certain Stockholders (the "Stockholders") of Intermedia entered into a Stockholders Agreement, dated as of September 1, 2000 (the "Stockholders Agreement") pursuant to which, among other things, the Stockholders have agreed to vote their shares of Intermedia Common Stock and 7% Series G Junior Convertible Participating Preferred Stock to approve the transactions contemplated by the Merger Agreement. A copy of the Stockholders Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits

Exhibit 10.1 Stockholders Agreement among WorldCom, Inc., ICI Ventures LLC, David Ruberg, John C. Baker, Philip A. Campbell, Ralph J. Sutcliffe, James H. Greene, Jr., and Alexander Navab, Jr., dated as of September 1, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 14, 2000


                                          INTERMEDIA COMMUNICATIONS, INC.
                                                   (Registrant)


                                          /s/ ROBERT M. MANNING
                                          -------------------------------------
                                          Senior Vice President and Chief
                                          Financial Officer